TEXAS CAPITAL FUNDS TRUST

Texas Capital Texas Equity Index ETF

Supplement dated April 7, 2025 to the Funds’ Summary Prospectuses, Prospectuses and Statements of Additional Information (“SAIs”), as supplemented to date

This Supplement contains new and additional information beyond that contained in the Summary Prospectuses, Prospectuses and SAIs and should be read in conjunction with the Summary Prospectuses, Prospectuses and SAIs. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectuses and/or SAIs.

The Board of Trustees of Texas Capital Funds Trust (the “Trust”) has appointed J. Steven Orr as President and Principal Executive Officer of the Trust, effective immediately. In connection with Mr. Orr’s appointment, he will no longer serve as a Portfolio Manager of the ETFs. Carlos Pena will continue to serve as the Portfolio Manager of the ETFs.

Accordingly, effective immediately, the Funds’ Summary Prospectuses, Prospectuses and SAIs are revised as follows:

All references to Mr. Orr in the ETFs’ Summary Prospectuses, Prospectuses and SAIs as a Portfolio Manager and to Edward Rosenberg in the Funds’ Prospectuses and SAIs are deleted in their entirety.

The following row is added to the “Officers” table under the “MANAGEMENT OF THE FUND–Trustees and Officers” section of each SAI:

J. Steven Orr Year of Birth: 1960	President and Principal Executive Officer	Since 2025	Executive Vice-President (2013-2019), Senior Vice-President (2019-2023), Managing Director (2023-Present), Texas Capital Bank; Chief Investment Officer of Texas Capital Bank Private Wealth Advisors (2013-Present); and Portfolio Manager in the ETF & Funds Management group of Texas Capital (2023-2025).

For further information, please contact the Funds toll-free at (844) TCB-ETFs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

1